UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 18, 2008
Date of Report (Date of earliest event reported)

NORD RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-08733	85-0212139
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 West Wetmore Road, Suite 203 Tucson, Arizona	85705
(Address of principal executive offices)	(Zip Code)

520-292-0266
Registrant's telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item	Description
7.01	Regulation FD Disclosure
9.01	Financial Statements and Exhibits

2.

SECTION 7 - REGULATION FD

Item 7.01       Regulation FD Disclosure

On August 19, 2008, Nord Resources Corporation ("Nord") issued a news release, a copy of which is attached as Exhibit 99.1, announcing that the Arizona Department of Environmental Quality has issued the air quality permit required to proceed with construction at Nord's Johnson Camp Mine in Arizona, and that contractors are mobilizing on to the site to begin installation of the new crushing and conveying system and other equipment.

The information in Item 7.01 of this report, and the related information in Item 9.01 and the exhibit, are being furnished pursuant to Item 7.01 of Form 8-K and General Instruction B.2 of Form 8-K. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01       Financial Statements and Exhibits
Exhibit No.	Exhibit
99.1	News release dated August 19, 2008**

**        Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NORD RESOURCES CORPORATION
DATE: August 19, 2008	By: "/s/ Wayne W. Morrison" ______________________________ Wayne W. Morrison Chief Financial Officer

3.